                                                                    Exhibit 4.27

                 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                           AND FORBEARANCE AGREEMENT

     THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND FORBEARANCE AGREEMENT (this "Agreement"), dated as of December 5, 2003, is entered into by and among WELLS FARGO FOOTHILL, INC., a California corporation, as agent (in such capacity, "Agent") for the Lenders (defined below), the Lenders signatory hereto, MERCURY AIR GROUP, INC. ("Parent") and Parent's Subsidiaries signatory hereto (together with Parent, "Borrowers" and each sometimes referred to as a "Borrower").

                                    RECITALS

     A. Borrowers, Agent and the financial institutions from time to time party thereto (the "Lenders") have previously entered into that certain Loan and Security Agreement, dated as of December 30, 2002, as amended by that certain First Amendment to Loan and Security Agreement, dated as of March 12, 2003, that certain Second Amendment to Loan and Security Agreement, dated as of March 31, 2003, that certain Third Amendment to Loan and Security Agreement, dated as of July 16, 2003 and that certain Fourth Amendment to Loan and Security Agreement, dated as of August 1, 2003 (as amended, modified or supplemented as of the date hereof, the "Loan Agreement"), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrowers. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement as amended hereby.

     B. The following Events of Default have occurred and are continuing under the Loan Agreement: (i) Borrowers' failure to deliver to Agent its annual audited financial statements for its fiscal year 2003 (the "2003 Financial Statements") as required by Section 6.3(c) of the Loan Agreement; (ii) the formation of a subsidiary of MAC, Mercury Air Center - Long Beach, Inc., in violation of Section 7.12(c) of the Loan Agreement and the transfer to such subsidiary of assets of MAC in violation of Section 7.3(c) of the Loan Agreement and (iii) the failure of the Borrowers to deliver to Whitney the supplemented schedules as required by Section 8.1(k) of the Whitney Agreement, which constitutes an Event of Default under the Whitney Documentation, and therefore constitutes an Event of Default pursuant to Section 8.9 of the Loan Agreement (collectively, the "Known Existing Defaults").

     C. Borrowers have asked Agent and the Lenders to forbear from exercising their rights and remedies under the Loan Agreement in order to give Borrowers time to consummate an Acquisition (as defined in that certain Consent, dated the date hereof, issued by Agent and the Required Lender to Parent (the "Consent")).

     D. Borrowers have asked Agent and the Lenders to amend the Loan Agreement to permit certain indebtedness of the Borrowers to be incurred.

     E. Agent and the Lenders are willing, for a limited period of time and on the terms and conditions set forth herein, to forbear from exercising their rights and remedies under the Loan Agreement with respect to the Known Existing Defaults and to amend the Loan Agreement on the terms and conditions set forth herein.

     F. Borrowers are entering into this Agreement with the understanding and agreement that, except as specifically provided herein, none of Agent's or any Lender's rights or remedies as set forth in the Loan Agreement or any other Loan Document is being waived or modified by the terms of this Agreement, including, without limitation, the right to receive all Net Cash Proceeds for application to the Obligations until paid in full pursuant to the terms of Section 2.4(c)(ii)(B) of the Loan Agreement due to the existence of the Known Existing Defaults.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Incorporation of Recitals. Each of the above recitals is expressly incorporated herein and is represented by Borrowers to be true and correct.

     2. Reaffirmation of Obligations. Each Borrower hereby acknowledges that the Loan Documents and the Obligations constitute the valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms, and such Borrower hereby reaffirms its obligations under the Loan Documents. Agent and each Lender's entry into this Agreement or any of the documents referenced herein, their negotiations with any party with respect to any Loan Document, their conduct of any analysis or investigation of any collateral for the Obligations or any Loan Document, their acceptance of any payment from any Borrower or any other party of any payments made to them prior to the date hereof, or any other action or failure to act on the part of any of them shall not constitute (a) except as expressly set forth in Section 7 hereof, a modification of any Loan Document, or (b) a waiver of any Default or Event of Default under the Loan Documents, including, without limitation, the Known Existing Defaults, or a waiver of any term or provision of any Loan Document.

     3. No Limitation. Agent and the Lenders have been unable to fully ascertain the extent of all Events of Default under the Loan Agreement, as such the description of the Known Events of Default set forth in Recital B hereto is not an exhaustive list of Events of Default and the failure to include any other Events of Default shall not serve as or be deemed a waiver of such Events of Default.

     4.   Agreement to Forbear.

     For the Forbearance Term (as defined below), neither Agent nor any Lender shall take any action or commence any proceedings with respect to the enforcement of any of its rights or remedies under the Loan Documents as a result of the Known Existing Defaults; provided, however, Agent and the Lenders reserve the right to implement the default rate of interest with respect to the Obligations as provided for in Section 2.6(c) of the Loan Agreement. The parties agree that neither the foregoing agreement by Agent and the Lenders nor the acceptance by Agent or the Lenders of any of the payments provided for in the Loan Documents, nor any payment prior to the date hereof shall, however, (a) excuse any party from any of its obligations under the Loan Documents, or (b) toll the running of any time periods applicable to any such rights and remedies, including, without limitation, any time periods within which Borrowers may cure defaults under the Loan Documents or otherwise. Each Borrower agrees that it will not assert laches, waiver or any other defense to the enforcement of any of the Loan Documents based upon the foregoing agreement by Agent and the Lenders to forbear or the acceptance by Agent or the Lenders of any of the payments provided for in the Loan Documents or any payment prior to the date hereof.

     As used herein, "Forbearance Term" shall mean the period commencing upon the effectiveness of this Agreement and continuing until the earliest of: (i) the occurrence of any Default or Event of Default under any of the Loan Documents other than the Known Existing Defaults or any breach of any of the provisions of this Agreement or the Consent; (ii) the failure of the Borrowers to deliver to Agent the 2003 Financial Statements on or before December 31, 2003; (iii) the failure of Parent to deliver to Agent, on or before January 31, 2004, evidence, in form and substance satisfactory to Agent that the applicable Borrowers have properly submitted all required requests for consent from the applicable Governmental Authorities with respect to the sale of the transfer of the FBOs contemplated by an Acquisition; (iv) in the event the Stock Purchase Agreement (as defined in the Consent) is terminated by either party thereto in accordance with the terms thereof, the date that is thirty (30) days after the date of such termination unless a replacement Acquisition Agreement (as defined in the Consent), on terms reasonably satisfactory to Agent and the Lenders (including conformity with the provisions of the Consent) is entered into by Parent on or before the date that is thirty
(30) days after the date of such termination; (v) the reasonable determination by Agent that an Acquisition cannot be consummated in compliance with the terms set forth in the Consent on or before March 31, 2004; or (vi) March 31, 2004.

     5. Termination of Agreement to Forbear. Each borrower acknowledges and agrees that upon the termination of Agent and Lenders' agreement to forbear as provided in Section 4 hereof, Agent and the Lenders shall be entitled to exercise any or all of their remedies under the Loan Documents or any applicable law, including, without limitation, seeking (to the extent permitted by applicable law) the appointment of a receiver, the acceleration of the Obligations and the enforcement under the Code of any Liens in favor of the Agent or any Lender as a result of the Known Existing Defaults, and at any time Agent and the Lenders shall be entitled to exercise any or all of their remedies under the Loan Documents as a result of any other Default or Event of Default under the Loan Documents.

     6. Release; Covenant Not to Sue.

     (a) Each Borrower hereby absolutely and unconditionally releases and forever discharges Agent and each Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a "Released Party"), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of each Borrower in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified, and in furtherance of this intention it waives and relinquishes, to the extent permitted by applicable law, all rights and benefits under any provision of any applicable law that may provide that a general release does not extend to claims which the person giving the release does not know or suspect to exist in its favor at the time of executing the release, which if known by it might have materially affected its settlement with the recipient of the release. Each Borrower acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

          (b) Each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by such Borrower pursuant to the above release. If any Borrower or any of its successors, assigns, or other legal representations violates the foregoing covenant, Borrowers, jointly and severally, for themselves and their respective successors, assigns and legal representatives, agree to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys' fees and costs incurred by such Released Party as a result of such violation.

     7. Amendment to Loan Agreement. Section 7.1 of the Loan Agreement is hereby amended by (i) deleting the word "and" at the end of subsection (f) thereof, (ii) replacing the "." at the end of subsection (g) thereof with "; and" and (iii) adding the following as subsection (h) thereof:

          "(h) to the extent subject to a subordination agreement, in form and substance satisfactory to Agent, in favor of Agent for the benefit of the Lenders, Indebtedness owed to (i) J O Hambro Capital Management Limited, a company organized under the laws of England, pursuant to that certain Promissory Note, dated December 5, 2003, made by Parent in the original principal amount of $776,897, (ii) American Opportunity Trust plc, an investment trust organized under the laws of England, pursuant to that certain Promissory Note, dated December 5, 2003, made by Parent in the original principal amount of $1,643,757, and (iii) The Trident North Atlantic Fund, an exempted company organized under the laws of the Cayman Islands, pursuant to that certain Promissory Note, dated December 5, 2003, made by Parent in the original principal amount of $1,165,346 (all such notes collectively referred to as the "Hambro Notes"); provided, that, no payments of any kind may be made by any Borrower with respect to such Indebtedness except as permitted by such subordination agreement."

     8. Effectiveness of this Agreement. Agent must have received the following items, in form and content acceptable to Agent and the Lenders, before this Agreement is effective, and before the Lenders are required to continue to extend credit to Borrowers as provided for under the Loan Agreement as modified by this Agreement:

          (a) this Agreement and the attached Acknowledgement and Release by Guarantors, each fully executed in a sufficient number of counterparts for distribution to all parties;

          (b) the Consent, executed or acknowledged, as applicable, by the parties indicated therein;

          (c) a subordination agreement duly executed by each of J O Hambro Capital Management Group Limited, a company organized under the laws of England, J O Hambro Capital Management Limited, a company organized under the laws of England, American Opportunity Trust plc, an investment trust organized under the laws of England, and the Trident North Atlantic Fund, an exempted company organized under the laws of the Cayman Islands, and acknowledged by each Borrower and each Guarantor, with respect to the Indebtedness owed to such Persons by Parent;

          (d) copies of the Hambro Notes, the terms of which are satisfactory to Agent and the Lenders, including, without limitation, the maturity dates thereof, which must be a date not earlier than 90 days after the Maturity Date;

          (e) except for the existence of the Known Existing Defaults, the representations and warranties set forth herein and in the Loan Agreement must be true and correct; and

          (f) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent and the Lenders.

     9. Representations and Warranties. Each Borrower represents and warrants as follows:

          (a) Authority. Each Borrower has the requisite corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by such Borrower of this Agreement have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

          (b) Enforceability. This Agreement has been duly executed and delivered by each Borrower. This Agreement and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, and is in full force and effect.

          (c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof as modified by any changes to the schedules to the Loan Agreement reported to the Agent or the Lenders. Parent confirms any changes in such schedules which are required to be reported to the Agent or the Lenders under the terms of the Loan Agreement have been reported.

            (d) Due Execution. The execution, delivery and performance of this Agreement are within the power of each Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on such Borrower.

            (e) No Default. Other than the Known Existing Defaults, no event has occurred and is continuing that constitutes an Event of Default.

            (f) No Duress. This Agreement has been entered into without force or duress, of the free will of each Borrower. Each Borrower's decision to enter into this Agreement is a fully informed decision and such Borrower is aware of all legal and other ramifications of such decision.

            (g) Counsel. Each Borrower has read and understands this Agreement, has consulted with and been represented by legal counsel in connection herewith, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

      10. Choice of Law. The validity of this Agreement, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York governing contracts only to be performed in that State.

      11. Counterparts. This Agreement may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telefacsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

      12.   Reference to and Effect on the Loan Documents.

            (a) Upon and after the effectiveness of this Agreement, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended by Section 7 hereof.

            (b) Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Borrower to Agent and the Lenders.

            (c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

           (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Agreement, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

      13. Estoppel. To induce Agent and the Lenders to enter into this Agreement and to continue to make advances to Borrowers under the Loan Agreement, each Borrower hereby acknowledges and agrees that, other than the Known Existing Defaults, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of such Borrower as against Agent or any Lender with respect to the Obligations.

      14. Integration. This Agreement, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

      15. Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Agreement and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      16. Modification. This Agreement may not be amended, waived or modified in any manner without the written consent of the party against whom the amendment, waiver or modification is sought to be enforced.

      17. Submission of Agreement. The submission of this Agreement to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or the Lenders to forbear from the exercise of their rights and remedies under the Loan Documents, and this Agreement shall have no binding force or effect until all of the conditions to the effectiveness of this Agreement have been satisfied as set forth herein.

      IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.



                                          WELLS FARGO FOOTHILL, INC.,
                                          a California corporation,
                                          as Agent and as a Lender


                                          By:   /s/  Thomas P. Shughrue
                                                _________________________

                                          Title: Vice President
                                                _________________________


                                          ABLECO FINANCE LLC,
                                          a Delaware limited liability company,
                                          as a Lender


                                          By:
                                                _________________________

                                          Title:
                                                _________________________



                                          MERCURY AIR GROUP, INC.,
                                          a Delaware corporation


                                          By:
                                                _________________________

                                          Title:
                                                _________________________



                                          MERCURY AIR CENTERS, INC.,
                                          a California corporation


                                          By:
                                                _________________________

                                          Title:
                                                _________________________




                                          MERCURY AIR CARGO, INC.,
                                          a California corporation


                                          By:
                                                _________________________

                                          Title:
                                                _________________________





Signature Page to Fifth Amendment to Loan and Security
Agreement and Forbearance Agreement

      IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.

                                       WELLS FARGO FOOTHILL, INC.,
                                       a California corporation,
                                       as Agent and as a Lender


                                       By:_________________________
                                       Title:______________________


                                       ABLECO FINANCE LLC,
                                       a Delaware limited liability company,
                                       as a Lender


                                       By: /s/ Kevin Genda
                                          _________________________

                                       Title: Senior Vice President
                                              _____________________


                                       MERCURY AIR GROUP, INC.,
                                       a Delaware corporation


                                       By:_________________________
                                       Title:______________________


                                       MERCURY AIR CENTERS, INC.,
                                       a California corporation


                                       By:_________________________
                                       Title:______________________


                                       MERCURY AIR CARGO, INC.,
                                       a California corporation


                                       By:_________________________
                                       Title:______________________

     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.

                                        WELLS FARGO FOOTHILL, INC.,
                                        a California corporation,
                                        as Agent and as a Lender


                                        By:_____________________________________
                                        Title:__________________________________



                                        ABLECO FINANCE LLC,
                                        a Delaware limited liability company,
                                        as a Lender


                                        By:_____________________________________
                                        Title:__________________________________



                                        MERCURY AIR GROUP, INC.,
                                        a Delaware corporation


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Chief Executive Officer
                                               President & Director
                                              __________________________________




                                        MERCURY AIR CENTERS, INC.,
                                        a California corporation


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Chief Executive Officer,
                                               President & Director
                                              __________________________________




                                        MERCURY AIR CARGO, INC.,
                                        a California corporation


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Chief Executive Officer
                                               and Chairman of Board
                                              __________________________________

                                        MERCFUEL, INC.,
                                        a Delaware corporation


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Executive Vice President and
                                               Chief Financial Officer
                                              __________________________________




                                        MAYTAG AIRCRAFT CORPORATION,
                                        a Colorado corporation


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Chief Executive Officer
                                               and Chairman of the Board
                                              __________________________________




                                        HERMES AVIATION, INC.,
                                        a California corporation


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Chief Executive Officer
                                               and Chairman of the Board
                                              __________________________________




                                        MERCURY AIR CENTER-BIRMINGHAM, LLC,
                                        an Alabama limited liability company


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Member
                                              __________________________________




                                        MERCURY AIR CENTER-BAKERSFIELD, INC.,
                                        a California corporation


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Chief Executive Officer,
                                               President & Director
                                              __________________________________




                                        MERCURY AIR CENTER-BURBANK, INC.,
                                        a California corporation


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Chief Executive Officer,
                                               President & Director
                                              __________________________________

                                        MERCURY AIR CENTER-FRESNO, INC.,
                                        a California corporation


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Chief Executive Officer,
                                               President & Director
                                              __________________________________




                                        MERCURY AIR CENTER-LOS ANGELES, INC.,
                                        a California corporation


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Chief Executive Officer,
                                               President & Director
                                              __________________________________




                                        MERCURY AIR CENTER-ONTARIO, INC.,
                                        a California corporation


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Chief Executive Officer,
                                               President & Director
                                              __________________________________




                                        MERCURY AIR CENTER-SANTA BARBARA, INC.,
                                        a California corporation


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Chief Executive Officer,
                                               President & Director
                                              __________________________________




                                        MERCURY AIR CENTER-HARTSFIELD, LLC,
                                        a Georgia limited liability company


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Member
                                              __________________________________

                                        MERCURY AIR CENTER-PEACHTREE-DEKALB,
                                        LLC,
                                        a Georgia limited liability company


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Member
                                              __________________________________




                                        MERCURY AIR CENTER-FT. WAYNE, LLC.,
                                        an Indiana limited liability company


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Member
                                              __________________________________




                                        MERCURY AIR CENTER-JACKSON, LLC.,
                                        a Mississippi limited liability company


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Member
                                              __________________________________




                                        MERCURY AIR CENTER-RENO, LLC,
                                        a Nevada limited liability company


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Member
                                              __________________________________




                                        MERCURY AIR CENTER-TULSA, LLC.,
                                        an Oklahoma limited liability company


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Member
                                              __________________________________




                                        MERCURY AIR CENTER-CHARLESTON, LLC.,
                                        a South Carolina limited liability
                                        company


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Member
                                              __________________________________

                                        MERCURY AIR CENTER-JOHNS ISLAND, LLC.,
                                        a South Carolina limited liability
                                        company


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Member
                                              __________________________________




                                        MERCURY AIR CENTER-NASHVILLE, LLC.,
                                        a Delaware limited liability company


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Member
                                              __________________________________




                                        MERCURY AIR CENTER-ADDISON, INC.,
                                        a Texas corporation


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Chief Executive Officer,
                                               President & Director
                                              __________________________________




                                        MERCURY AIR CENTER-CORPUS CHRISTI, INC., a Texas corporation


                                        By: /s/ Joseph A. Czyzyk
                                           _____________________________________
                                        Title: Controller & Assistant Secretary
                                              __________________________________

                         ACKNOWLEDGEMENT BY GUARANTORS

                          Dated as of December 5, 2003


     Each of the undersigned, being a Guarantor (each a "Guarantor" and collectively, the "Guarantors") under their respective Guaranty and Security Agreement, dated December 30, 2002 and made in favor of Agent for the benefit of the Lenders (each a "Guaranty" and collectively, the "Guaranties"), hereby acknowledges and agrees to the foregoing Fifth Amendment to Loan and Security Agreement and Forbearance Agreement (the "Agreement") and confirms and agrees that its Guaranty is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of the Agreement, each reference in such Guaranty to the Loan Agreement (as defined in the Agreement), "thereunder", "thereof" or words of like import referring to the "Loan Agreement", shall mean and be a reference to the Loan Agreement as amended or modified by Section 7 of the Agreement. Although Lender has informed Guarantors of the matters set forth above, the Guarantors have acknowledged the same, each Guarantor understands and agrees that Lender has no duty under the Loan Agreement, the Guaranties or any other agreement with either Guarantor to so notify and Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any advances or transaction hereafter.

Each Guarantor hereby absolutely and unconditionally releases and forever discharges each Released Party, from any and all claim, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date hereof, whether such claim, demands and causes of action are matured or unmatured or known or unknown. It is the intention of each Guarantor in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified, and in furtherance of this intention it waives and relinquishes, to the extent permitted by applicable law, all rights and benefits under any provision of any applicable law that may provide that a general release does not extend to claims which the person giving the release does not know or suspect to exist in its favor at the time of executing the release, which if known by it might have materially affected its settlement with the recipient of the release. Each Guarantor acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each Guarantor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by such Guarantor pursuant to the above release. If any Guarantor or any of its successors, assigns or other legal representations violates the foregoing covenant, such Guarantor, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys' fees and costs incurred by such Released Party as a result of such violation.

                                          EXCEL CARGO, INC.,
                                          a California corporation




                                          By:  /s/ Joseph A. Czyzyk
                                               -----------------------
                                          Title Chief Executive Officer
                                               -----------------------
                                                Assistant Secretary

                                          VULCAN AVIATION, INC.,
                                          a California corporation




                                          By:  /s/ Joseph A. Czyzyk
                                               -----------------------
                                          Title Chief Executive Officer
                                               -----------------------
                                                President & Director

                                          MERCURY ACCEPTANCE CORPORATION,
                                          a California corporation




                                          By:  /s/ Joseph A. Czyzyk
                                               -----------------------
                                          Title Chief Executive Officer
                                               -----------------------
                                                Chairman of the Board

                                          JUPITER AIRLINE AUTOMATION
                                          SERVICES, INC.,
                                          a Florida corporation




                                          By:  /s/ Joseph A. Czyzyk
                                               -----------------------
                                          Title Chief Executive Officer
                                               -----------------------
                                                Chairman of the Board

                                          AEG FINANCE CORPORATION,
                                          a Delaware corporation




                                          By:  /s/ Joseph A. Czyzyk
                                               -----------------------
                                          Title Chief Executive Officer
                                               -----------------------
                                                Chairman of the Board

Signature Page to Fifth Amendment to Loan and Security
Agreement an Forbearance Agreement